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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: DECEMBER 11, 1998

                         MERIDIAN INDUSTRIAL TRUST, INC.
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             (Exact name of registrant as specified in its charter)

        Maryland                   1-14166                     94-3224765
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(State of Organization)       (Commission Number)         (IRS Employer I.D. #)


Market Street, 17th Floor, San Francisco, California               94105
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (415) 281-3900
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

This Current Report on Form 8-K is being filed by Meridian Industrial Trust, Inc. ("Meridian") to provide pro forma condensed consolidated financial statements that reflect the proposed merger (the "Merger") of Meridian into ProLogis Trust ("ProLogis"). ProLogis and Meridian have entered into an Agreement and Plan of Merger (the "Merger Agreement") which was included in Meridian's Current Report on Form 8-K filed on November 18, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.
                  None.

         (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma information of ProLogis, as the surviving entity in the Merger, is incorporated herein by reference to ProLogis Current Report on Form 8-K filed December 11, 1998:

                  Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 (unaudited)

                  Notes of Pro Forma Condensed Consolidated Balance Sheet

                  Pro Forma Condensed Consolidated Statement of Earnings from Operations for the nine months ended September 30, 1998 (unaudited)

                  Pro Forma Condensed Consolidated Statement of Earnings from Operations for the year ended December 31, 1997 (unaudited)

                  Notes to Pro Forma Condensed Consolidated Statements of Earnings from Operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997

         (c) EXHIBITS. The following exhibits are attached to this report:

                  23.1  Consent of Independent Public Accountants.

                  99.1  Pro Forma Financial Information.  See Item 7(b).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERIDIAN INDUSTRIAL TRUST, INC.

Date: DECEMBER 11, 1998                             By: /s/ Robert A. Dobbin
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                                                         Robert A. Dobbin
                                                         Secretary